Exhibit 10(b)63

FIRST AMENDMENT AND CONSENT TO LETTER OF CREDIT AND
REIMBURSEMENT AGREEMENT

            This FIRST AMENDMENT AND CONSENT, dated as of May 3, 2004 (this "Amendment"), is made by and among SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation (the "Company"), and the banks listed on the signature pages of this Amendment as "Participating Banks" (such banks, together with their respective permitted assignees from time to time, being referred to herein, collectively, as the "Participating Banks").

PRELIMINARY STATEMENTS:

                1.     The Company, Union Bank of California, N.A., as Administrating Bank and as Funding Bank, Banc One Capital Markets, Inc., as Documentation Agent, KeyBank National Association, as Syndication Agent, and the Participating Banks previously entered into that certain Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003 (the "Existing Agreement", and as amended by this Amendment, the "Amended Agreement", and as the Amended Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement").

                2.     The Company and the Required Banks now wish to amend the Existing Agreement in certain particulars. The Company and the Required Banks have agreed to such amendment, on the terms and conditions set forth herein. The parties hereto therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned to such terms in the Existing Agreement):

            SECTION 1.  Amendment to Existing Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, and effective as of the date hereof, Section 1(b) of the Existing Agreement is hereby amended by adding the following new sentence at the end thereof:

"In this Agreement, unless otherwise expressly provided herein, references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, supplements and other modifications thereto, but only to the extent such amendments, supplements and other modifications are not prohibited by the terms of this Agreement or any other Transaction Document."

                SECTION 2.  Consent to Amendment to Letters of Credit. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Company and the Required Banks hereby consent to, and authorize the Funding Bank to execute and deliver to the applicable Owner Participant, an amendment to each Letter of Credit in substantially the form of Exhibit A attached hereto.

                SECTION 3.  Conditions of Effectiveness. This Amendment shall become effective as of the date hereof upon the receipt by the Administrating Bank of counterparts of this Amendment executed by the Company and the Required Banks. This Amendment is subject to the provisions of Section 14 of the Existing Agreement.

                SECTION 4.  Representations and Warranties of the Company. The Company represents and warrants as follows:

                (a)     The execution and delivery of this Amendment, and the performance by the Company of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders, or any trustee or holder of any Indebtedness or other obligation of it.

                (b)     The execution and delivery of this Amendment, and the performance by the Company of this Amendment and the Amended Agreement, do not conflict with, or result in a breach or contravention of any of the provisions of, its charter or by-laws or any Applicable Law, or any indenture, mortgage, lease or any other agreement or instrument to which it or any of its Affiliates is a party or by which its property or the property of any of its Affiliates is bound, or result in the creation or imposition of any Lien (other than Liens permitted under Section 12(e) of the Reimbursement Agreement) upon any of its property or the property of any of its Affiliates. This Amendment has been duly executed and delivered by the Company.

                (c)     No Governmental Action is or will be required in connection with the execution, delivery or performance by the Company of this Amendment, except such Governmental Actions as have been duly obtained, given or accomplished.

                (d)     Each of this Amendment and the Amended Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' or lessors' rights generally.

                (e)     The representations and warranties contained in Section 10 of the Existing Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date.

                (f)     No event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default, Reimbursement Default, Prepayment Event or Indenture Event of Default.

                SECTION 5.  Reference to and Effect on the Reimbursement Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

                (b)     Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                (c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrating Bank, the Funding Bank or the Participating Banks under the Existing Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Document.

                SECTION 6.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

                SECTION 7.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.

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                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SYSTEM ENERGY RESOURCES , INC.

By
     Name:
     Title:

Participating Banks

UNION BANK OF CALIFORNIA, N.A.

By
     Name:
     Title:

BANK ONE, NA (MAIN OFFICE-CHICAGO)

By
     Name:
     Title:

KEYBANK NATIONAL ASSOCIATION

By
     Name:
     Title:

BNP PARIBAS

By
     Name:
     Title:

By
     Name:
     Title:

MIZUHO CORPORATE BANK, LTD.

By
     Name:
     Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By
     Name:
     Title:

THE BANK OF NOVA SCOTIA

By
     Name:
     Title:

UFJ BANK LIMITED, NEW YORK BRANCH

By
     Name:
     Title:

BANK HAPOALIM B.M.

By
     Name:
     Title:

EXHIBIT A

FORM OF AMENDMENT TO LETTERS OF CREDIT

AMENDMENT NO. 1 TO IRREVOCABLE TRANSFERABLE

LETTER OF CREDIT NO.

May [__], 2004

[RCMC I, Inc.
1300 Market Street, Suite 400
Wilmington, Delaware 19801
Attn: Ms. Eileen A. Moran, President]

[Textron Financial Corporation
40 Westminster Street
Providence, Rhode Island 02940
Attn: General Counsel]

Ladies and Gentlemen:

At the request and on the instructions of our customer, System Energy Resources, Inc., an Arkansas corporation, we hereby amend our Irrevocable Transferable Letter of Credit No. [306S235347] [306S235348], dated December 22, 2003, established in your favor (the "Letter of Credit"), as follows:

1.     The third sentence of the first paragraph of the Letter of Credit is hereby amended in its entirety to read as follows:

"This Letter of Credit is issued in connection with the leasing of an undivided interest in Unit No. 1 of the Grand Gulf Nuclear Station to the Company pursuant to the Facility Lease."

2.     The following defined term is hereby added to Schedule I to the Letter of Credit in the appropriate alphabetical order:

"Casualty Value" has the meaning assigned to it in the Participation Agreement.

                This Amendment shall become effective upon your delivery to us of your written acceptance of this Amendment.

                Upon the effectiveness of this Amendment, each reference in the Letter of Credit to "this Letter of Credit", "hereof", "herein" or words of like import referring to the Letter of Credit shall mean and be a reference to the Letter of Credit as amended by this Amendment.

                All other terms and conditions set forth in the Letter of Credit remain unchanged. This letter forms an integral part of the Letter of Credit and is to be attached to the original Letter of Credit.

                This Amendment shall be governed by the Uniform Customs and Practice for Documentary Credits (revision effective January 1, 1994), International Chamber of Commerce Publication No. 500, and, as to matters not covered therein, be governed by the laws of the State of New York, including without limitation the Uniform Commercial Code as in effect in such State.

Very truly yours,

UNION BANK OF CALIFORNIA, N.A.

  By
       Name:
       Title:

  The undersigned hereby consents
  to the foregoing Amendment No. 1
  as of the date first above written:

  [RCMC I, INC.] [TEXTRON FINANCIAL CORPORATION]

  By
       Name:
       Title: